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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 24, 2004

0-13063
(Commission File Number)

SCIENTIFIC GAMES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	81-0422894 (IRS Employer Identification Number)

750 Lexington Avenue, New York, New York 10022
(Address of registrant's principal executive office)

(212) 754-2233
(Registrant's telephone number)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 8.01	Other Events.
Item 9.01	Financial Statements and Exhibits.

Item 8.01 Other Events.

        A.    Tender Offer.

        Scientific Games Corporation (the "Company") issued a press release dated November 24, 2004 announcing that the Company was commencing a tender offer (the "Tender Offer") and consent solicitation (the "Consent Solicitation" and, together with the Tender Offer, the "Offer") relating to any and all of its outstanding 12 1/2% Senior Subordinated Notes due 2010. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

        Nothing in this report should be construed as an offer to purchase any outstanding 12 1/2% Notes, as such offer is only being made upon the terms and is subject to the conditions set forth in the Company's Offer to Purchase and Solicitation of Consents dated November 24, 2004 and the related Letter of Transmittal and Consent.

        B.    Senior Subordinated Notes.

        The Company issued a press release dated December 1, 2004 announcing that the Company intends, subject to market and other conditions, to offer $200 million aggregate original principal amount of senior subordinated notes in a private offering to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended.     The Company intends to use the net proceeds from the offering to repay a portion of the term loan outstanding under its existing senior credit agreement and to finance the tender offer for the Company's 12 1/2% Senior Subordinated Notes due 2010. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

        The information contained in this report is neither an offer to sell nor a solicitation of an offer to buy any of the senior subordinated notes. The senior subordinated notes to be offered will not be registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any such state securities laws.

        C.    Convertible Senior Subordinated Debentures.

        The Company issued a press release dated November 30, 2004 announcing that the Company intends, subject to market and other conditions, to offer $225.0 million aggregate original principal amount of convertible senior subordinated debentures in a private offering to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended. In addition, the Company expects to grant the initial purchasers of the debentures an option to purchase, within 13 days from the date of issuance, up to an additional $25.0 million aggregate original principal amount of debentures. The Company intends to use the net proceeds from the offering to repay a portion of the term loan outstanding under its existing senior credit agreement. A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

        The information contained in this report is neither an offer to sell nor a solicitation of an offer to buy any of the convertible senior subordinated debentures. The convertible senior subordinated debentures to be offered will not be registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

        D.    New Credit Facilities

        The Company issued a press release dated December 1, 2004 announcing that the Company intends to enter into a new $200 million senior secured revolving credit facility and a new $100 million senior secured term loan credit facility. The Company intends to use a portion of its borrowings under the proposed new credit facilities to repay a portion of the term loan outstanding under its existing senior credit facilities. A copy of the press release is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

99.1	Press Release of Scientific Games Corporation, dated November 24, 2004.
99.2	Press Release of Scientific Games Corporation, dated December 1, 2004.
99.3	Press Release of Scientific Games Corporation, dated November 30, 2004.
99.4	Press Release of Scientific Games Corporation, dated December 1, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SCIENTIFIC GAMES CORPORATION
By:	/s/ MARTIN E. SCHLOSS Name: Martin E. Schloss Title: Vice President and General Counsel

Date: December 1, 2004

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Scientific Games Corporation, dated November 24, 2004.
99.2	Press Release of Scientific Games Corporation, dated December 1, 2004.
99.3	Press Release of Scientific Games Corporation, dated November 30, 2004.
99.4	Press Release of Scientific Games Corporation, dated December 1, 2004.

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Table of Contents
SIGNATURES
Exhibit Index